Exhibit 10.9

Ixia
Compensation of Named Executive Officers as of December 31, 2012

     The executive officers of Ixia (the “Company”) who were named in the Summary Compensation Table in the Proxy Statement for the Company’s 2012 Annual Meeting of Shareholders and who were serving as executive officers of the Company on December 31, 2012 are referred to herein as the “Named Executive Officers.”  The Named Executive Officers have their base salaries determined annually by the Compensation Committee of the Board of Directors (the “Compensation Committee”). The Named Executive Officers are all “at will” employees and do not have written or oral employment agreements with the Company.  The annual base salaries for the Named Executive Officers as of December 31, 2012 are as follows:

Executive Officer	Annual Base Salary as of December 31, 2012

Victor Alston President and Chief Executive Officer	$ 450,000
Errol Ginsberg Chief Innovation Officer	430,000
Thomas B. Miller Chief Financial Officer	300,000
Alan Grahame Senior Vice President, Worldwide Sales	320,000

     The Named Executive Officers are also eligible to participate in the Company’s incentive compensation plans, including:

(i)
The Company’s cash bonus plans for its executive officers, including the Company’s 2012 Executive Officer Bonus Plan (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 000-31523) filed with the Commission on May 16, 2012) and the Company’s 2012-2013 Executive Officer Integration Bonus Plan (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 000-31523) filed with the Commission on December 12, 2012);

(ii)
The Company’s Amended and Restated 1997 Equity Incentive Plan (filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-8 (Reg. No. 333-117969) filed with the Commission on August 5, 2004), to the extent equity awards were granted prior to the expiration of the Plan in 2007;

(iii)
The Company’s Amended and Restated 2008 Equity Incentive Plan, as amended (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 000-31523) filed with the Commission on May 25, 2011); and

(iv)
The Company’s 2010 Employee Stock Purchase Plan, as amended (filed as Exhibit 4.2 to the Company’s Registration Statement on Form S-8 (Reg. No. 333-176237) filed with the Commission on August 11, 2011).